UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K
____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2015
____________________________

Eagle Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7830 Old Georgetown Road, Third Floor, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 301-986-1800

_________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Beginning on June 18, 2015 representatives of Eagle Bancorp, Inc. will hold meetings with, and make presentations to, investors and/or analysts during which they will present a review of the Company’s financial results, business strategies and trends in the Company’s market. Attached as Exhibit 99.1 to this report is a series of slides reflecting financial information about the Company that will be presented in such meetings.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
Not applicable.
(b) Pro Forma Financial Information.
Not applicable.
(c) Shell Company Transactions.
Not applicable.
(d) Exhibits.
99.1 Investor Presentation — June 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

	By:	/s/ Ronald D. Paul

Ronald D. Paul, President, Chief Executive Officer
Dated: June 18, 2015